PAGE 1
                                   EXHIBIT 24--POWERS OF ATTORNEY


                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of March, 1995.


                                              /s/ D. O. Andreas
                                                   D. O. Andreas


1
     PAGE 2


                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of March, 1995.




                                             /s/ M. D. Andreas
                                             M. D. Andreas

2
     PAGE 3

                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of March, 1995.



                                               /s/ L. W. Andreas
                                               L. W. Andreas
3
     PAGE 4



                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of March, 1995.



                                             /s. M. L. Andreas
                                             M. L. Andreas



4
      PAGE 5


                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of March, 1995.




                                         /s/ Shreve M. Archer, Jr.
                                             Shreve M. Archer, Jr.




5
     PAGE 6

                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of March, 1995.



                                             /s/ Ralph Bruce
                                             Ralph Bruce


 6
     PAGE 7


                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of March, 1995.


                                           /s/ Howard Buffett
                                             Howard Buffett


7
     PAGE 8


                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of March, 1995.


                                             /s/ John H. Daniels
                                             John H. Daniels

8
     PAGE 9


                   ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 14th day of March, 1995.



                                        /s/ Ray A. Goldberg
                                          Ray A. Goldberg



9

     PAGE 10

                  ARCHER-DANIELS-MIDLAND COMPANY

                          Power of Attorney
                    of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of March, 1995.





                                           /s/ H.D. Hale
                                             H. D. Hale

10
     PAGE 11


                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 15th day of March, 1995.


                                        /s/ F. Ross Johnson
                                        F. Ross Johnson


11

     PAGE 12

                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10th day of March, 1995.



                                        /s/J. R. Randall
                                        J. R. Randall


 12
     PAGE 13


                   ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 24th day of March, 1995.



                                 /s/ Margaretta F. Rockefeller
                                  Margaretta F. Rockefeller


13
     PAGE 14


                   ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of March, 1995.



                                        /s/ Robert S. Strauss
                                        Robert S. Strauss

14
     PAGE 15



                  ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of Director and/or Officer

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 13th day of March, 1995.



                                             /s/ J. K. Vanier
                                             J. K. Vanier

15
     PAGE 16


                   ARCHER-DANIELS-MIDLAND COMPANY

                         Power of Attorney
                    of  Director and/or Officer

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint R.
P. REISING, D. J. SCHMALZ, and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of said Company proposed to be issued in connection with the ADM Savings and Investment Plan for Salaried Employees and/or the ADM Savings and Investment Plan for Hourly Employees, and to all amendments thereto, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

             IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of March, 1995.


                                             /s/ O. Glenn Webb
                                             O. Glenn Webb

16